Supplement dated July 31, 2023, to the Updating Summary Prospectus and Prospectus
dated May 1, 2023, for MONY Master variable annuity contracts issued by MONY Life Insurance Company
MONY Variable Account A

This Supplement amends certain information in your variable annuity contract (the "Contract") Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current Prospectus by visiting www.protective.com/productprospectus or by calling (800) 456-6330.

Various changes to the EQ/T. Rowe Price Growth Stock Portfolio

Effective on or about July 31, 2023, the current sub-adviser for the EQ/T. Rowe Price Growth Stock Portfolio (T. Rowe Price Associates, Inc.) will be replaced by J.P. Morgan Investment Management Inc. In addition, the EQ/T. Rowe Price Growth Stock Portfolio will change its name to the EQ/JPMorgan Growth Stock Portfolio.

The EQ/T. Rowe Price Growth Stock Portfolio information in the PORTFOLIO APPENDIX - PORTFOLIOS AVAILABLE UNDER THE CONTRACT is deleted and replaced with the following:

Asset Allocation	Portfolio Company – Investment Adviser;	Current	Average Annual Total Returns (As of 12/31/2022)
Type	Sub-Adviser(s), as applicable	Expenses	1 Year	5 Year	10 Year
U.S. Equity	EQ/JPMorgan Growth Stock Portfolio – Class IB; J.P. Morgan Investment Management Inc.(1)	0.96%	-38.64%	4.23%	10.63%

(1)  This Portfolio and the investment adviser have entered into a contractual fee waiver or expense reimbursement arrangement. These temporary fee reductions are reflected in their annual expenses. This contractual arrangement is designed to reduce total annual Portfolio operating expenses for Contractholders and will continue past the current year.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at (800) 487-6669.